M/A-COM Technology Solutions Holdings May 22, 2012 Exhibit 99.1

Forward-Looking Statement Safe Harbor and Use of Non-GAAP
Financial Measures
This presentation will include forward-looking statements by us within the meaning of the Private
Securities Litigation Reform Act of 1995, and any related Q&A discussion may include such statements as
well.   Forward-looking statements are statements about future results or events. These statements may relate to, among other things, our future growth, net revenue, gross margin, operating margin, earnings, cash flow, capital expenditures, working capital and other financial items, or our target operating model, business strategy, goals and expectations concerning our market position, future operations or other topics.  We may use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan",
"predict", "project", "will”, “forecast”, “guidance”, “target model” and similar terms and phrases when making forward-looking statements.
Our forward-looking statements are subject to assumptions, risks and uncertainties, and are not guarantees of future results.  Actual results may differ materially from the outcomes stated or implied by our forward-looking statements based on any assumptions and risk factors we may mention today or otherwise, and based on the risk factors set forth in our Quarterly Report on Form 10-Q filed with the SEC on May 10, 2012, which is publicly-available on the SEC's EDGAR database.  We undertake no obligation to update any information contained in these statements at a later date.
Any references we make to our projected future financial results “announced as of May 8, 2012” are not intended to update, revise or reaffirm that projection as of today.
We will make references in this presentation to certain financial information calculated on a basis other than in accordance with accounting principles generally accepted in the United States (GAAP), including certain gross margin and operating margin figures calculated to exclude amortization, non-cash compensation expense, accretion of contingent consideration and/or restructuring charges required to be included by GAAP.  An appendix at the end of this presentation includes a reconciliation of each non-
GAAP figure presented herein to the most comparable GAAP figure. Our fiscal year end is the Friday closest to September 30 .
th

MACOM
Technology Solutions
HUAWEI
Ford
SIEMENS
HARRIS

MACOM Technology Solutions

3
• 60-year heritage of innovation
• $310M of FY 2011 revenue
• 2,700+ products across 38 product lines
• 6,000+ customers worldwide
• Global, multi-channel sales strategy
• Differentiated “Fab-Lite” model
Provider of high-performance analog semiconductor solutions for use in wireless and wireline applications across the RF, microwave & millimeterwave spectrum
M/A-COM Tech Snapshot
Broad
End-Markets /
Applications
Strong
Product
Portfolio
Global
Presence
Diverse
Customer
Base

Large and Growing End Markets
CATV / Broadband
Wireless Backhaul
VSAT Terminals
Fiber Optics
Military Communications
Electronic warfare
Space & Hi-Rel
Industrial & Medical
Radar – Air, Ground & Sea
Test & Measurement
Mobile Devices
Automotive
• Numerous applications in each primary market
• >$30 B market opportunity with projected 14% CAGR
(1)
A&D – 36%
Multi-market – 39%
Networks – 25%
Note:  Percent of  Q2 FY 2012 revenue shown for primary markets. 1.  Source: Frost & Sullivan, 2010-2017

5
Broad & Innovative Product Portfolio
Integrated
Circuits
Power Pallets
& Transistors
Passive
Components
Switch Limiters,
Switches, Diodes
Active
Components
Multi-Chip
Modules
1 MHz
Radio Frequency
6 GHz
Microwave
20 GHz
110 GHz
Millimeter Wave
Industrial
Broad-
band
Wireless Data,
Toll Tags
GPS,
Avionic,
Radar
Cellular
DVB,
Satellite
Radio
WiMAX, WLAN,
Access Points
Test
Equipment
Microwave
Radio Links
DBS,
Industrial
Imaging
Satellite Payload
Communications
Industrial
VSAT
Millimeter
Wave Radio
Links
UAV
Datalink
SATCOM
Terminal
Communication
Tracking and
Jamming
Adaptive
Cruise
Control
Scientific
Imaging and
Measurement
Radar
Communications
Broadcast
• Over 2,700 products across 38 product lines
• High performance analog products up to 100 GHz
• Long product lifecycles ranging from 5 – 10 years
Diverse Array of Products and Form Factors
Serving a Broad Frequency Spectrum

MACOM
Technology Solutions
Mimix
BROADBAND
OPTOMAI

MACOM
Technology Solutions

Growth Strategy with Multiple Drivers
NEW PRODUCTS /
PRODUCT LINES
OPPORTUNISTIC
ACQUISITIONS
NEW ADJACENT
MARKETS
INTEGRATED
SOLUTIONS
GaN Transistors
& Smart Pallets
40G / 100G
Optoelectronics
38 GHz SmartSet

MARKET OVERVIEW

ERICSSON

HUAWEI

Alcatel·Lucent

CISCO

MACOM Technology Solutions

Networks Overview
1. 2010 Cisco Visual Networking index.
Wireless Backhaul
Satellite Internet CATV / Broadband
Fiber Optics
• Proliferation of smartphones, tablets,
video on demand services
• Infrastructure expansion & upgrades for
greater capacity and faster speeds
Exabytes
8
0
20
40
60
80
2010 2011 2012 2013 2014 2015
8
Applications
By 2015 Total Internet Traffic will be
4X Larger than 2010
(1)
Market Drivers
Key Customers

MACOM
Technology Solutions

Control
Setup
Measure
Calibrate
Utilities
Help
Measure

MACOM Technology Solutions

• Multiple design wins for modulator driver
and TIA products for 100G
• Ramp in production with 100G long haul
customer
• At OFC, our EML driver used in customer
demonstration of 100GbE CFP2
• Ovum forecasts double digit CAGR for
100G ramping in late CY 2012 thru 2013
Networks Product Highlight: Optoelectronics

HARRIS

Rockwell Collins

ITT

THALES

MACOM Technology Solutions

Aerospace & Defense Overview
1. The Teal Group.
• UAV market to double over next decade
(1)
• Electronic content growth in A&D – phased
array radars with 1000s of T/R modules
Radar
Electronic Warfare
Military Communications
Space & Hi-Rel
Market Drivers
World Unmanned Aerial Vehicle
Forecast
(1)
Applications
Key Customers
0
3
6
9
12
2011 2012 2013 2014 2015 2016
($ Billions)

• GaN Smart Pallet incorporates hybrid PA
technologies & intelligent bias circuitry
• Compact module optimizes performance,
reliability and cost for customer
• Sole source design win with US Defense
customer for mortar locating radar
• 20 units to be delivered this year with full
rate production slated for CY 2014
A&D Product Highlight: GaN Smart Pallet

Semiconductor $ Content per Vehicle

Ford

SAMSUNG

SIEMENS

Agilent Technologies

MACOM Technology Solutions

Multi-market Overview
1. IC Insights. 9% CAGR from 2010-2014.
• Increasing semiconductor content per
automobile – 9% CAGR
(1)
• Solutions for medical imaging, life
sciences, and test & measurement
• Broad portfolio of catalog products
Automotive
Mobile Devices
Test & Measurement
Industrial & Medical
Market Drivers Applications
Avg. Semiconductor Content in
Automobiles
(1)
Key Customers
250
300
350
400
450
2009 2010 2011 2012 2013 2014

• Ford is only >10% customer for patented
GPS “Sync” Module
• Module enables dead reckoning feature &
eliminates need for antenna fin
• Marketing ADAS prototype with NAVTEQ
for energy efficiency & enhanced safety
• Other automotive applications include
sensor products for short range radar
Multi-market Highlight: Automotive
ADAS Prototype with NAVTEQ Maps
Ford “Sync” GPS Module

COMPETITIVE ADVANTAGE

IF
Quadrature Hybrid
MAAM-010513
MAAP-010512
X2
MAUC-010515
VGA/Buffer
Power Amp
Tx
XX1000-QT
X2
MARX-010514
Diplexer
Rx
X2
MAOC-0092XX
Series
VCO
Quadrature Hybrid
IF

MACOM Technology Solutions

Advanced R&D Capabilities
• System level approach to solutions that
enable fast time to market for customer
• Combines unique modeling, IC design,
integration & packaging capabilities
• A leader in RF front end architecture for
wireless backhaul with “SmartSet” solution
• Innovation in surface mount packaging
allows use of high volume manufacturing
42 GHz SmartSet for Wireless Backhaul
QFN Packages
Laminate Packages

AlGaAs Diodes
GaAs MESFET
GaAs pHEMT
HMIC Technology
Silicon Bipolar
Silicon Diodes
Silicon LDMOS
Silicon MOSFET
GaAs HBT
GaAs HFET
GaAs MESFET
GaAs pHEMT
GaN on SiC
InP HBT
RF CMOS
SiGe
• Owning a fab is a competitive advantage
– Proprietary process technologies
– Assurance of supply
– Control over quality
– Strategic for US A&D customers
• Outsourcing enhances attractiveness of
financial model
– Variable cost structure
– Outsourcing of excess demand
– Low capital expenditures
Differentiated “Fab-Lite” Model
Internal Process
Technologies
External Process
Technologies

FINANCIAL OVERVIEW

Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

Revenue by Fiscal Quarter
($ in millions)
Gross Margin** by Fiscal Quarter
Revenue and Gross Margin Expansion
*     Q3 FY 2012 guidance announced as of May 8, 2012 **       Non-GAAP: Excludes amortization and non-cash compensation expenses.
$78-82*
48-50%*
$57
$61
$68
$74
$75
$78
$79 $79
$73
$77
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
34%
36%
38%
38%
41%
42%
44%
45%
44%
48%
0%
10%
20%
30%
40%
50%

2-Year Target Operating Model
($ in millions / % of revenue)
Revenue
$260 $310 $77
Above
Market
Growth
Gross Margin
(1)
37% 43% 48% 55% – 60%
Operating
Margin
(1)(2)
10% 17% 23% 30% – 35%
1. Non-GAAP: Excludes amortization and non-cash compensation expenses. 2.     Non-GAAP: Also excludes accretion of contingent consideration and restructuring charges.
FY 2010
FY 2011 Q2 FY 2012
Target
Model

Annual Operating Cash Flow
Strong Cash Flow & Balance Sheet
First Half FY’12 Operating
Cash Flow - $18.2
Cash & Equivalents - $74.7
Working Capital - $130.6
Debt Free
Unused and Available
Line of Credit - $125.0
As of March 30, 2012
($ in millions)
$20.7
$32.8
$
-
$10
$20
$30
$40
FY 2010 FY 2011

Appendix

Reconciliation of GAAP to Non-GAAP Results
($ in thousands)
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 FY 2010 FY 2011
Revenue $57,405 $61,014 $67,705 $74,173 $74,909 $77,884 $78,700 $78,802 $73,035 $77,480 $260,297 $310,295
GAAP Gross Profit $19,419 $21,315 $25,126 $27,883 $30,614 $32,245 $34,118 $34,883 $31,415 $36,549 $93,743 $131,860
GAAP Gross Margin
34% 35% 37% 38% 41% 41% 43% 44% 43% 47% 36% 42%
Amortization expense 399 397 398 400 382 382 443 381 382 382 1,594 1,588
Non-cash compensation expense (16) 54 101 55 54 102 134 45 36 42 194 335
Non-GAAP Gross Profit $19,802 $21,766 $25,625 $28,338 $31,050 $32,729 $34,695 $35,309 $31,833 $36,973 $95,531 $133,783
Non-GAAP Gross Margin 34% 36% 38% 38% 41% 42% 44% 45% 44% 48% 37% 43%
GAAP Operating Profit $17,983 $17,854 $45,927
GAAP Operating Margin 23% 7% 15%
COGS Amortization expense 382 1,594 1,588
COGS Non-cash compensation expense 42 194 335
R&D Non-cash compensation expense 118 208 258
SG&A Amortization expense 257 1,095 1,069
SG&A Non-cash compensation expense 303 1,143 964
Accretion of contingent consideration
(1,247) 2,000 210
Restructuring charges
- 2,234 1,499
Non-GAAP Operating Profit $17,838 $26,322 $51,850
Non-GAAP Operating Margin 23% 10% 17%